Exhibit 10.12

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of July 25, 2014, by and among MedEquities Realty Trust, Inc., a Maryland corporation (the “Company”), and the undersigned Purchasers (each a “Purchaser” and together the “Purchasers”).

WHEREAS, the Company has proposed to issue and sell shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), as described in the Company’s Preliminary Offering Memorandum, dated July 1, 2014 (the “144A Offering”);

WHEREAS, concurrently with the completion of the 144A Offering, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company in a private placement, upon the terms and conditions set forth in this Agreement, such number of shares of Common Stock as provided in this Agreement (the “Shares”);

WHEREAS, such purchase and sale of the Shares shall occur concurrently with, and be conditioned on, the closing of the 144A Offering; and

WHEREAS, each of the Purchasers is currently, or, after the closing of the 144A Offering, will become, an officer and/or a director of the Company or is the spouse of an officer of the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties to this Agreement hereby agree as follows:

1.	PURCHASE OF SHARES

Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser at the Closing (as defined below), and each Purchaser agrees to purchase at the Closing, the number of Shares set forth opposite such Purchaser’s name on Exhibit A hereto at a price per share of $15.00, for a total purchase price as set forth opposite such Purchaser’s name on Exhibit A hereto (each, a “Purchase Price”).

2.	CLOSING

2.1	Closing

Upon the terms and subject to the satisfaction or waiver of all of the conditions to closing set forth in this Agreement, the closing (the “Closing”) of the purchase and sale of the Shares shall take place at the offices of Morrison & Foerster LLP, 2000 Pennsylvania, N.W., Suite 6000, Washington, DC 20006, or at such other location as the Company and the Purchasers may mutually agree upon. The Closing shall take place concurrently with, and shall be subject to the closing of, the 144A Offering.

2.2	Closing Deliveries

(a) Deliveries by the Purchasers. At the Closing, each Purchaser shall deliver to the Company such Purchaser’s applicable Purchase Price, by wire transfer of immediately available funds to the account designated in writing to the Purchasers by the Company for such purpose.

(b) Deliveries by the Company. At the Closing, the Company shall instruct American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, to register the Shares in book-entry form in the name of the Purchasers.

3.	COMPANY REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the Purchasers that:

3.1	Organization and Standing

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to own, lease and operate its assets and properties, to carry on its business as presently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

3.2	Authorization

The execution, delivery and performance of this Agreement by the Company, the fulfillment of and compliance with the respective terms and provisions hereof, and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). When executed by the Company, this Agreement will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

3.3	Title to Shares

The Shares have been duly authorized and, upon payment by each Purchaser of such Purchaser’s applicable Purchase Price and delivery by the Company to the Purchasers of the Shares pursuant to the terms hereof, the Shares will be validly issued and fully paid and nonassessable, and the Purchasers will acquire good and marketable title thereto, free and clear of all mortgages, liens, pledges, charges, claims, security interests and other encumbrances (other than any restrictions created by the Purchasers or any restrictions created by federal or state securities laws).

3.4	Non-Contravention

The issuance and sale by the Company of the Shares does not conflict with the articles of amendment and restatement or bylaws of the Company.

3.5	Non-Solicitation

Each Purchaser is currently, or, after the closing of the 144A Offering, will become, an officer and/or a director of the Company or is the spouse of an officer of the Company and (i) was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising and (ii) the Shares were not offered or sold to such Purchaser by any form of general solicitation or general advertising.

3.6	Offering; Exemption

Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 4 of this Agreement, no registration under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities law is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby.

4.	PURCHASER REPRESENTATIONS AND WARRANTIES

Each Purchaser hereby represents and warrants to the Company that:

4.1	Legal Capacity

Such Purchaser has the full and unrestricted legal capacity to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

4.2	Authorization; Binding Obligation

When executed by such Purchaser, this Agreement will constitute a valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.3	Non-Contravention

The purchase by such Purchaser of such Purchaser’s Shares does not conflict with any material contract by which such Purchaser or such Purchaser’s property is bound or any laws or regulations or decree, ruling or judgment of any court applicable to such Purchaser or such Purchaser’s property.

4.4	Purchase Entirely for Own Account

The Shares to be received by such Purchaser will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, except, in each case, as a bona fide gift to an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (“Rule 501(a)”). Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares to be received by such Purchaser, except as a bona fide gift to an “accredited investor” as that term is defined in Rule 501(a).

4.5	Investment Experience and Access to Information

(a) Such Purchaser can bear the economic risk of the investment and has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

(b) Such Purchaser has been furnished all information such Purchaser considers necessary or appropriate for deciding whether to purchase the Shares. Such Purchaser has had adequate opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants and representatives of the Company regarding the business, operations, financial condition, assets and liabilities of the Company and the terms and conditions of the offering of the Shares.

4.6	Restricted Shares

Such Purchaser understands and acknowledges that the Shares being acquired pursuant hereto are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act, except in certain limited circumstances. Such Purchaser is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.7	Legends

Such Purchaser understands and acknowledges that the Shares, and any securities issued in respect of or in exchange for the Shares, may bear one or all of the following legends (in addition to any other legend which may be required by other arrangements between the parties hereto):

(a) “THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN A TRANSACTION NOT INVOLVING A PUBLIC OFFERING, (II) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) TO THE

COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND IN CASE (I) OR (II), ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.

4.8	Accredited Purchaser

Such Purchaser (i) has furnished true and complete information on the Purchaser certificate attached hereto as Exhibit B (the “Purchaser Certificate”) and (ii) is an “accredited investor” as that term is defined in Rule 501(a). Such Purchaser is aware that the Company is relying upon the representations, warranties and agreements contained in this Agreement and the Purchaser Certificate for the purpose of determining whether this transaction meets the requirements of the exemption from the registration requirements of the Securities Act and any applicable state securities laws.

4.9	Non-Solicitation

Such Purchaser is currently, or, after the closing of the 144A Offering, will become, an officer and/or a director of the Company or is the spouse of an officer of the Company and (i) was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising and (ii) the Shares were not offered or sold to such Purchaser by any form of general solicitation or general advertising.

5.	MISCELLANEOUS

5.1	Confidentiality

The Purchasers agree that, except with the prior written consent of the Company, the Purchasers shall at all times hold in confidence and trust and not use or disclose any confidential information of the Company provided to or learned by the Purchasers in connection with this Agreement. Notwithstanding the foregoing, the Purchasers may disclose any confidential information of the Company (i) as required by any court or other governmental body, provided that the Purchasers provide the Company with prompt notice of such court order or requirement to the Company to enable the Company to seek a protective order or otherwise to prevent or restrict such disclosure or (ii) discussing or using such confidential information if the same hereafter is in the public domain (other than as a result of a breach of this Agreement).

5.2	Notices

(a) All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing, to the following addresses:

If to the Company, to:

MedEquities Realty Trust, Inc.

201 Seaboard Lane, Suite 100

Franklin, Tennessee 37067

Attention: Secretary

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

2000 Pennsylvania, NW, Suite 6000

Washington, DC 20006-1888

Attention: John A. Good and David P. Slotkin

Facsimile: (202) 785-7522

If to the Purchasers, to:

The address appearing in such Purchaser’s Purchaser Certificate.

5.3	Assignment; Successors and Assigns

This Agreement and the rights granted hereunder may not be assigned by the Purchasers without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

5.4	Third Party Beneficiaries

Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by any reason of this Agreement, except as expressly provided in this Agreement.

5.5	Entire Agreement

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement.

5.6	Amendments

This Agreement may be amended or modified only by an agreement in writing signed by each of the parties hereto.

5.7	No Implied Waivers; Remedies

No failure or delay on the part of any party in exercising any right, privilege, power, or remedy under this Agreement, and no course of dealing shall operate as a waiver of any such right, privilege, power or remedy; nor shall any single or partial exercise of any right, privilege, power or remedy under this Agreement preclude any other or further exercise of any such right, privilege, power or remedy or the exercise of any other right, privilege, power or remedy. No waiver shall be asserted against any party unless signed in writing by such party. The rights, privileges, powers and remedies available to the parties are cumulative and not exclusive of any other rights, privileges, powers or remedies provided by statute, at law, in equity or otherwise. Except as provided in this Agreement, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the right of the party giving such notice or making such demand to take any other or further action in any circumstances without notice or demand.

5.8	Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF. EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS ARISING BETWEEN THE PARTIES UNDER THIS AGREEMENT. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF SAID COURT FOR ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HEREBY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN SAID COURT.

5.9	Waiver of Trial by Jury

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.10	Headings

The headings contained in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.

5.11	Severability

If any provision of the Agreement shall be held to be invalid, the remainder of the Agreement shall not be affected thereby.

5.12	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Signatures on following page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

MEDEQUITIES REALTY TRUST, INC.

By:	/s/ Jeffery C. Walraven
Name:	Jeffery C. Walraven
Title:	Chief Financial Officer, Secretary and Treasurer

PURCHASERS:

/s/ John W. McRoberts
Name:	John W. McRoberts
Title:	Chairman and Chief Executive Officer

/s/ William C. Harlan
Name:	William C. Harlan
Title:	President and Director

/s/ Randall L. Churchey
Name:	Randall L. Churchey
Title:	Director Nominee

/s/ John N. Foy
Name:	John N. Foy
Title:	Director Nominee

/s/ Stuart C. McWhorter
Name:	Stuart C. McWhorter
Title:	Director Nominee

/s/ Forrest G. Gardner
Name:	Forrest G. Gardner
Title:	Senior Vice President of Asset and
Investment Management

/s/ Stephanie J. Carpenter
Name:	Stephanie J. Carpenter

/s/ David L. Travis
Name:	David L. Travis

Exhibit A

Name of Purchaser	Number of Shares	Total Purchase Price
John W. McRoberts	183,333	$2,749,995
William C. Harlan	166,667	$2,500,005
Forrest G. Gardner	6,667	$100,005
Randall L. Churchey	13,333	$199,995
John D. Foy	13,333	$199,995
Stuart C. McWhorter	3,333	$49,995
Stephanie J. Carpenter	16,667	$250,005
David L. Travis	2,500	$37,500

Exhibit B

PURCHASER CERTIFICATE

ADDITIONAL INFORMATION TO BE COMPLETED BY PURCHASER:

(Please print or type)

Name of Purchaser:

Purchaser’s Residence/Business Address:

Telephone:

Facsimile:

Purchaser’s Mailing Address (if different):

Telephone:

Facsimile:

Purchaser’s Taxpayer ID/Social Security Number: